Buffalo Small Cap Fund
Schedule of Investments
June 30, 2023 (Unaudited)

Shares or Face Amount			$ Fair Value*
		COMMON STOCKS - 92.54%
		Communication Services - 0.77%
		Interactive Media & Services - 0.77%
679,744		Eventbrite, Inc. (a)	6,491,555
		Total Communication Services (Cost $12,465,345)	6,491,555

		Consumer Discretionary - 9.98%
		Broadline Retail - 1.29%
187,510		Ollie’s Bargain Outlet Holdings, Inc. (a)	10,862,454

		Diversified Consumer Services - 1.23%
555,463		European Wax Center, Inc. (a)	10,348,276

		Hotels, Restaurants & Leisure - 4.38%
897,143		Everi Holdings Inc. (a)	12,972,688
593,717		First Watch Restaurant Group, Inc. (a)	10,033,817
26,148		Portillo’s, Inc. (a)	589,115
65,995		Wingstop, Inc.	13,209,559
			36,805,179
		Household Durables - 0.77%
239,147		Lovesac Co/The (a)	6,445,012

		Specialty Retail - 1.00%
431,561		Guess?, Inc.	8,393,861

		Textiles, Apparel & Luxury Goods - 1.31%
336,067		Steven Madden Ltd.	10,986,030
		Total Consumer Discretionary (Cost $58,636,865)	83,840,812

		Consumer Staples - 2.73%
		Beverages - 2.73%
40,105		Celsius Holdings, Inc. (a)	5,983,265
159,670		MGP Ingredients, Inc.	16,969,728
		Total Consumer Staples (Cost $9,665,905)	22,952,993

		Energy - 3.89%
		Energy Equipment & Services - 2.65%
240,280		Cactus, Inc.	10,168,650
389,855		ChampionX Corp.	12,101,099
			22,269,749
		Oil, Gas & Consumable Fuels - 1.24%
200,025		Matador Resources Co.	10,465,308
		Total Energy (Cost $28,288,064)	32,735,057

		Financials - 7.64%
		Banks - 1.28%
328,329		Bancorp Inc/The (a)	10,719,942

		Capital Markets - 2.55%
154,493		Hamilton Lane Inc. - Class A	12,356,350
867,155		Open Lending Corp. (a)	9,113,799
			21,470,149
		Financial Services - 1.19%
147,842		Shift4 Payments, Inc. (a)	10,039,950

		Insurance - 2.62%
408,415		BRP Group, Inc. (a)	10,120,524
204,603		Palomar Holdings, Inc. (a)	11,875,158
			21,995,682
		Total Financials (Cost $53,487,695)	64,225,723

		Health Care - 25.70%
		Biotechnology - 8.40%
100,545		Apellis Pharmaceuticals, Inc. (a)	9,159,650
126,510		Arrowhead Pharmaceuticals, Inc. (a)	4,511,347
774,255		Avid Bioservices, Inc. (a)	10,816,342
608,124		Castle Biosciences, Inc. (a)	8,343,461
424,194		Halozyme Therapeutics, Inc. (a)	15,300,678
135,482		Ligand Pharmaceuticals, Inc. (a)	9,768,252
260,593		Natera, Inc. (a)	12,680,455
47,436		OmniAb Operations, Inc. (a)(d)	475
47,436		OmniAb Operations, Inc. (a)(d)	474
			70,581,134
		Health Care Equipment & Supplies - 8.68%
248,295		Establishment Labs Holdings, Inc. - ADR (a)(b)	17,035,520
666,894		Paragon 28, Inc. (a)	11,830,700
129,905		QuidelOrtho Corp. (a)	10,763,928
147,450		STAAR Surgical Co. (a)	7,751,447
111,291		TransMedics Group, Inc. (a)	9,346,218
634,223		Treace Medical Concepts, Inc. (a)	16,223,424
			72,951,237
		Health Care Providers & Services - 3.82%
157,669		HealthEquity, Inc. (a)	9,955,221
484,775		Privia Health Group, Inc. (a)	12,657,475
240,130		Progyny, Inc. (a)	9,446,714
			32,059,410
		Health Care Technology - 3.01%
169,540		Evolent Health, Inc. - Class A (a)	5,137,062
52,210		Inspire Medical Systems, Inc. (a)	16,949,454
225,489		OptimizeRx Corp. (a)	3,222,238
			25,308,754
		Life Sciences Tools & Services - 1.79%
512,440		Maravai LifeSciences Holdings, Inc. (a)	6,369,629
1,730,425		OmniAb, Inc. - ADR (a)(b)	8,704,038
			15,073,667
		Total Health Care (Cost $193,460,858)	215,974,202

		Industrials - 20.29%
		Building Products - 5.76%
83,880		Advanced Drainage Systems, Inc.	9,543,866
393,035		AZEK Co Inc/The (a)	11,905,030
1,001,285		Janus International Group, Inc. (a)	10,673,698
556,970		PGT Innovations, Inc. (a)	16,235,676
			48,358,270
		Construction & Engineering - 3.20%
83,665		MasTec, Inc. (a)	9,869,960
22,390		MYR Group Inc. (a)	3,097,433
125,830		NV5 Global, Inc. (a)	13,938,189
			26,905,582
		Electrical Equipment - 2.93%
472,010		Array Technologies, Inc. (a)	10,667,426
547,317		Shoals Technologies Group, Inc. (a)	13,989,422
			24,656,848
		Machinery - 4.04%
79,125		Chart Industries, Inc. (a)	12,643,384
80,170		John Bean Technologies Corp.	9,724,621
394,160		Kornit Digital Ltd. - ADR (a)(b)	11,576,479
			33,944,484
		Professional Services - 3.51%
65,145		FTI Consulting, Inc. (a)	12,390,579
137,264		ICF International, Inc.	17,074,269
			29,464,848
		Trading Companies & Distributors - 0.85%
40,000		WESCO International, Inc.	7,162,400
		Total Industrials (Cost $121,408,834)	170,492,432

		Information Technology - 18.97%
		Communications Equipment - 3.37%
357,169		ADTRAN Holdings, Inc.	3,760,990
313,064		Calix, Inc. (a)	15,625,024
243,290		Cambium Networks Corp. - ADR (a)(b)	3,702,874
122,580		Ciena Corp. (a)	5,208,424
			28,297,312
		IT Services - 2.79%
741,070		BigCommerce Holdings, Inc. (a)	7,373,647
208,160		Endava PLC - ADR (a)(b)	10,780,606
567,280		Grid Dynamics Holdings, Inc. (a)	5,247,340
			23,401,593
		Semiconductors & Semiconductor Equipment - 3.80%
87,730		MaxLinear, Inc. (a)	2,768,759
71,460		Silicon Laboratories, Inc. (a)	11,272,100
77,110		SiTime Corp. (a)	9,096,667
61,243		Universal Display Corp.	8,826,953
			31,964,479
		Software - 9.01%
553,604		DoubleVerify Holdings, Inc. (a)	21,546,268
111,565		Five9, Inc. (a)	9,198,534
153,985		PagerDuty, Inc. (a)	3,461,583
321,001		PROS Holdings, Inc. (a)	9,886,831
222,380		Tenable Holdings, Inc. (a)	9,684,649
255,810		Varonis Systems, Inc. (a)	6,817,336
1,381,064		Zuora, Inc. (a)	15,150,272
			75,745,473
		Total Information Technology (Cost $151,213,475)	159,408,857

		Materials - 2.57%
		Construction Materials - 2.12%
471,311		Summit Materials, Inc. - Class A (a)	17,839,122

		Containers & Packaging - 0.45%
207,497		Karat Packaging, Inc.	3,786,820
		Total Materials (Cost $10,732,528)	21,625,942

		TOTAL COMMON STOCKS (Cost $639,359,569)	777,747,573

		SHORT TERM INVESTMENTS - 7.58%
		Investment Company - 7.58%
63,716,511		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 4.980% (c)	63,716,511
		Total Investment Company	63,716,511

		TOTAL SHORT TERM INVESTMENTS (Cost $63,716,511)	63,716,511

		Total Investments (Cost $703,076,080) - 100.12%	841,464,084
		Liabilities in Excess of Other Assets - (0.12)%	(1,012,673)
		TOTAL NET ASSETS - 100.00%	$840,451,411

		ADR — American Depositary Receipt
		PLC — Public Limited Company
	(a)	Non Income Producing.
	(b)	Foreign Issued Securities. The total value of these securities amounted to $51,799,517,281707 (6.16% of net assets) at June 30, 2023.
	(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2023.
	(d)	Value determined using significant unobservable inputs.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

INVESTMENT VALUATION (UNAUDITED)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2023, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at June 30, 2023 (Unaudited)

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. As of June 30, 2023, the Fund held 2 securities where a fair value factor was applied, with a market value of $949, or 0.00% of Net Assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2023. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$777,746,624	-	$949	$777,747,573
Short Term Investments	63,716,511	-	-	63,716,511
Total*	$841,463,135	-	$949	$841,464,084

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2023.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2023. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2023.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.